Acquisitions	12 Months Ended
Mar. 31, 2012
Acquisitions

3. Acquisitions

During fiscal 2010, the Company and its subsidiaries acquired entities for a total cost of ¥12,142 million, which was paid in cash. In accordance with the finalization of purchase price allocation during fiscal 2011, the amount of goodwill was adjusted from ¥1,786 million to ¥1,740 million, which is not deductible for income tax calculation purposes and the amount of acquired intangible assets other than goodwill recognized in these transactions was adjusted from ¥0 to ¥140 million. Acquisitions were mainly included in the Real Estate segment.

During fiscal 2011, the Company and its subsidiaries acquired entities for a total cost of ¥64,875 million, which was paid in cash. In accordance with the finalization of purchase price allocation during fiscal 2012, the amount of goodwill was adjusted from ¥29,247 million to ¥28,674 million, which is not deductible for income tax calculation purposes and the amount of acquired intangible assets other than goodwill recognized in these transactions was adjusted from ¥0 to ¥998 million. Acquisitions were mainly included in the Overseas Business segment.

During fiscal 2012, the Company and its subsidiaries acquired entities for a total cost of ¥11,964 million ($146 million), which was paid in cash. Goodwill initially recognized in these transactions amounted to ¥4,024 million ($49 million), which is not deductible for income tax calculation purposes. The Company reflected certain preliminary estimates with respect to the value of the underlying net assets of these entities in determining amounts of the goodwill. The amount of the goodwill and intangible assets other than goodwill could possibly be adjusted upon completion of the purchase price allocation. Acquisitions were mainly included in the Corporate Financial Services segment and the Overseas Business segment.

The segment in which goodwill is allocated is disclosed in Note 13 (“Goodwill and Other Intangible Assets”).